SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 1, 2001
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337
WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1466
39-1775292

1-03016
WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1466
39-0715160

ITEM 5.  OTHER EVENTS.

On January 1, 2001, Wisconsin Public Service Corporation, a utility subsidiary of WPS Resources Corporation (NYSE: WPS), completed the transfer of the ownership and operation of certain of its transmission facilities to American Transmission Company, LLC pursuant to regulatory approvals. In return for its transfer of assets, Wisconsin Public Service Corporation, through a wholly-owned subsidiary, received a proportionate ownership share in American Transmission Company, LLC with the other members.

WPS Resources Corporation (NYSE: WPS) currently funds its Stock Investment Plan by purchasing WPS Resources common stock on the open market. The Chief Financial Officer of WPS Resources has determined that our capital needs have changed. Therefore, effective January 22, 2001 we will be issuing new shares of WPS Resources common stock to meet the annual requirements of the Stock Investment Plan. Additionally, WPS Resources' stock-based employee benefit plans are currently funded through market purchases of stock. Certain plans will now be funded through the issuance of new shares of WPS Resources common stock. Total annual potential issuance of WPS Resources common stock for all these programs ranges between 500,000 and 700,000 shares.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not relate strictly to historical or current facts and often include words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," and other similar words. Although we believe we have been prudent in our plans and assumptions, there can be no assurance that indicated results will be realized. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. We recommend that you consult any further disclosures we make on related subjects in our 10-Q, 8-K, and 10-K reports to the Securities and Exchange Commission.

The following is a cautionary list of risks and uncertainties that may affect the assumptions which form the basis of forward-looking statements relevant to our business. These factors, and other factors not listed here, could cause actual results to differ materially from those contained in forward-looking statements.

General economic, business, and regulatory conditions
Legislative and regulatory initiatives regarding deregulation and restructuring of the utility industry which could affect costs and investment recovery
State and federal rate regulation
Growth and competition and the extent and timing of new business development in the markets of subsidiary companies
The performance of projects undertaken by subsidiary companies
Business combinations among our competitors and customers
Energy supply and demand
Financial market conditions, including availability, terms, and use of capital
Nuclear and environmental issues
Weather and other natural phenomena
Commodity price and interest rate risk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

By: /s/ Daniel P. Bittner Daniel P. Bittner Senior Vice President and Chief Financial Officer

Date: January 5, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION

By: /s/ Daniel P. Bittner Daniel P. Bittner Senior Vice President and Chief Financial Officer

Date: January 5, 2001